                                                              File No. 811-04981

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
       (e)(2)
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            THE SMALLCAP FUND, INC.
                            -----------------------
               (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)     Title of each class of securities to which transaction applies:
       2)     Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4)     Proposed maximum aggregate value of transaction:
       5)     Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid: __________________________________________
       2)     Form, Schedule or Registration Statement No.:_____________________
       3)     Filing Party: ____________________________________________________
       4)     Date Filed: ______________________________________________________

                            THE SMALLCAP FUND, INC.
                (formerly Morgan Grenfell SMALLCap Fund, Inc.)
                               One South Street
                           Baltimore, Maryland 21202

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of The SMALLCap Fund, Inc.:

  The Annual Meeting of Stockholders of The SMALLCap Fund, Inc., a Maryland corporation (the "Fund'), will be held on Thursday, April 26, 2001 at 9:30 a.m. at the Grand Hyatt, Park Avenue at Grand Central Station, East 42nd Street, New York, NY 10017, to consider and vote upon the following proposals:

  (1) To elect as directors of the Fund: Richard D. Wood and Ralph W. Bradshaw, for a term of three years and until their successors are duly elected and qualify;

  (2) To ratify the selection of KPMG LLP as Independent Certified Public Accountants of the Fund for the fiscal year ending December 31, 2001; and

  (3) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

YOUR DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ALL PROPOSALS.

  Stockholders of record at the close of business on February 23, 2001 will be entitled to vote at the Annual Meeting or at any adjournment or postponement thereof.

  It is important that you return your signed Proxy Card promptly, regardless of the size of your holdings, so that a quorum may be assured which would save your Fund the expense of additional proxy solicitation.

                                             By order of the Board of Directors
                                                   Fran Pollack-Matz, Secretary

March 26, 2001

-------------------------------------------------------------------------------
Please complete, date and sign the Proxy Card for the shares held by you and return the Proxy Card so that your vote can be cast. You may use the enclosed envelope. No postage is required if the envelope is mailed in the United States.

-------------------------------------------------------------------------------

                            THE SMALLCap FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202
                                1-800-730-1313

-------------------------------------------------------------------------------
                                PROXY STATEMENT

-------------------------------------------------------------------------------

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The SMALLCap Fund, Inc., a Maryland corporation (the "Fund'). The proxies will be voted at the Annual Meeting of Stockholders of the Fund to be held on April 26, 2001 (the "Meeting'), and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated March 26, 2001. This Proxy Statement is being first mailed to stockholders on or about March 26, 2001.

  The Fund's annual report for the year ended December 31, 2000 was mailed to stockholders on February 20, 2001. Copies of the Fund's most recent annual report are available without charge upon request made in writing to Deutsche Asset Management, at One South Street, Baltimore, Maryland 21202 or by calling 1-800-730-1313.

  As of February 23, 2001, there were 10,982,463 issued and outstanding shares of common stock of the Fund. Stockholders will be entitled to one vote for each share held. Only stockholders of record at the close of business on February 23, 2001 will be entitled to vote at the meeting.

                                  Proposal 1

                             ELECTION OF DIRECTORS

  Under the Fund's Charter and Second Amended and Restated Bylaws, the directors are divided into three classes. Richard D. Wood's term as director will expire at the Meeting. Mr. Wood has served as a director of the Fund since its inception in 1987 and is a significant stockholder of the Fund. Mr. Wood also serves as the Chairman of the Audit Committee of the Board of Directors. The directors have valued and relied upon the insights and experience that Mr. Wood has brought to the Board and the Fund over the past 14 years. The Board has unanimously nominated Mr. Wood to stand for re-election to the Board in the class whose term expires at the 2004 Annual Meeting (or special meeting in lieu thereof).

  The Board of Directors has been notified by Ralph W. Bradshaw that he intends to nominate himself for election as a director. Mr. Bradshaw has indicated that he has been a stockholder of the Fund since 1999 and has significant experience serving on the boards of directors of several other closed-end funds. After considering Mr. Bradshaw's nomination and qualifications, the Board has determined that the Fund would also benefit from Mr. Bradshaw's service on the Board. Accordingly, the Board has approved an increase in the number of directorships on the Board from four to five directors and has assigned the new directorship to the class of directors whose terms expire at the 2004 Annual Meeting. The Board has nominated Mr. Bradshaw to fill that vacancy.

  A plurality of all votes cast at the Meeting, at which a quorum is present, is sufficient to elect a director. This means that the two nominees who receive the greatest number of votes will be elected. Unless authority is withheld, it is the intention of the persons named in the proxy card to cast each vote in favor of Richard D. Wood and Ralph W. Bradshaw as directors of the Fund in the class whose term expires at the 2004 Annual

Meeting. Both Mr. Wood and Mr. Bradshaw have consented to being nominated and have indicated a willingness to serve if elected. The Board of Directors of the Fund knows of no reason why either Richard D. Wood or Ralph W. Bradshaw would be unable to serve. However, if either Richard D. Wood or Ralph W. Bradshaw should be unable to serve, the proxies received will be voted for any other person designed to replace either nominee by the Board of Directors.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF MR. WOOD AND MR. BRADSHAW AS DIRECTORS OF THE FUND.


  The following table presents certain information regarding the directors (including the nominees), indicating their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a director's or nominee's name indicates that he or she is an "interested person' as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act'), through his or her position with the Fund's investment adviser, Deutsche Asset Management, Inc. (the "Adviser'), 130 Liberty Street, New York, New York 10006. The Fund's administrator is also Deutsche Asset Management, Inc.

               INFORMATION CONCERNING THE DIRECTORS AND NOMINEES

 Name, Age and                                                  First             Shares  Percent
 Position                                                      Became a   Term   of Fund     of
 With the Fund        Business Experience and Directorships    Director Expiring Owned(1) Class(2)
 -------------------- -------------------------------------    -------- -------- -------- --------
 Richard D. Wood,     Consultant (October 1994 to present);      1987     2001    39,709   0.362%
 Age 61, Director     Chairman and President, Optical
 and Nominee          Radiation Corp. (1969 to October
                      1994).

 Ralph W. Bradshaw,   President, Cornerstone Advisors, Inc.       N/A      N/A     1,134   0.010%
 Age 50, Nominee      (2001 to present); Financial
                      Consultant (1992 to present); Director
                      of: The Austria Fund, Inc. (1999 to
                      present), Cornerstone Strategic Return
                      Fund, Inc. (1999 to present), Clemente
                      Strategic Value Fund, Inc. (1998 to
                      present) and Progressive Return Fund,
                      Inc. (1999 to present), all New York
                      Stock Exchange listed closed-end
                      funds; Vice President, Deep Discount
                      Advisors, Inc. (1993-1999).

 Robert E. Greeley,   President, Page Mill Asset Management      1987     2002     1,690   0.015%
 Age 69, Director     (1986 to present); Manager, Corporate
                      Investments, Hewlett Packard (1979-
                      1991); President, Page Mill Asset
                      Management (1986 to present).

 Joseph J. Incandela, Private Investor (January 1999 to          1990     2002       701   0.006%
 Age 54, Chairman     present); Partner/Managing Director,
 and Director         Thomas H. Lee Co. (1992 to 1998).

 Audrey M.T. Jones,*  Managing Director, Director, Portfolio     1999     2003    12,992   0.118%
 Age 55, President    Manager, Deutsche Asset Management
 and Director         (September 1986 to present).

--------
  (1) Shows all shares of Fund's common stock owned on February 23, 2001 beneficially, directly or indirectly. Such ownership includes voting and investment control. This information, not being within the knowledge of the Fund, has been furnished by each of the directors and officers. All directors and officers as a group owned less than 1% of Fund shares.
  (2) Shows percentage of shares owned on February 23, 2001.

Information Concerning Committees and Meetings of Directors

  The Board of Directors of the Fund met eight times during the fiscal year ended December 31, 2000 and each director attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Directors on which such director served.

  Mr. Wood, Mr. Greely, Mr. Incandela and Ms. Jones comprise the Valuation Committee, which was constituted to consider and act upon all questions relating to valuation of the securities in the Fund's portfolio which may arise between meetings of the directors. The Fund has an Audit Committee consisting of Messrs. Greeley, Wood and Incandela. All of the members of the Audit Committee are "independent' as provided for in the applicable requirements of the New York Stock Exchange. Mr. Wood serves as Chairman of the Audit Committee. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. During 2000, the Audit Committee met two times. The Audit Committee also met on February 14, 2001 to make recommendations to the Board as to the selection of the independent public accountants, to review the methods, scope and result of the audits and audit fees charged, and to review the Fund's internal accounting procedures and controls. The Audit Committee also considered the scope and amount of non-audit services provided to the Fund, its investment adviser and affiliates by the independent public accountants. The Audit Committee Charter is included as Appendix A to this Proxy Statement.

  The Special Nominating Committee consists of the directors who are not "interested persons' (as defined by the Investment Company Act) of the Fund or the Adviser (the "Disinterested Directors'). The Special Nominating Committee is charged with the duty of making all nominations for Disinterested Directors to the Board of Directors. Stockholders' recommendations as to nominees which are received by the Fund are referred to the Special Nominating Committee for its consideration and action. The Special Nominating Committee has discussed and recommended the nomination of Mr. Bradshaw to the full Board.

Compensation of Directors and Officers

  The Fund pays no compensation to the Fund's officers. None of the Fund's directors, officers or nominees has engaged in any financial transactions with the Fund or the Adviser.

  The following table sets forth all compensation paid to the Fund's directors as of the Fund's most recent fiscal year:

                       Aggregate     Pension or Retirement   Total Compensation from
                      Compensation  Benefits Accrued as Part  Fund and Other Funds
Name of Director     from the Fund*    Of Fund's Expenses         in Complex**
----------------     -------------- ------------------------ -----------------------
Audrey M.T. Jones             0                 0                          0
Robert E. Greeley       $18,500                 0                    $18,500
Joseph J. Incandela     $22,500                 0                    $22,500
Richard D. Wood         $17,500                 0                    $17,500

--------
   * As of the Fund's fiscal year end, December 31, 2000.
  ** None of the Directors receives any compensation from any other investment company managed by or affiliated with the Adviser.

Principal Holders

  As of February 23, 2001, to the knowledge of the Fund the following stockholders owned beneficially or of record more than 5% of the outstanding shares of the Fund.

                                                     Amount and Nature  Percent
Title of               Name and Address of             of Beneficial      of
Class                    Beneficial Owner                Ownership       Class
--------               -------------------           ------------------ -------
Common Stock  Deep Discount Advisors, Inc.           1,484,459 shares   13.516%
              One West Pack Square, Suite 777        Beneficial
              Asheville, NC 28801                    Ownership

Common Stock  Ron Olin Investment Management Company 1,432,788 shares   13.046%
              One West Pack Square, Suite 777        Beneficial
              Asheville, NC 28801                    Ownership

Executive Officers

  The following table sets forth information with respect to the executive officers of the Fund who are not directors. Each officer is approved by the Board of Directors of the Fund and serves until the officer's successor is duly elected and qualifies, or until the officer's resignation or removal by the Board or death. Unless otherwise indicated, the business address of the individuals named below is One South Street, Baltimore, MD 21202.

                                                                        Shares
 Name and Position                                                     of Fund
 with Fund            Principal Occupation(s) During Past Five Years   Owned(1)
 -----------------    ----------------------------------------------   --------
                      Vice President, Investment Company Capital           0
 Edward J. Veilleux   Corp. (April 1996 to present); Director,
  Vice President      Deutsche Asset Management (formerly BT Alex.
  Age, 57             Brown Inc.) (October 1965 to present).

                      Director, Deutsche Asset Management (formerly        0
 Amy M. Olmert        BT Alex. Brown Inc.) (1997 to present); Senior
  Treasurer           Manager, PricewaterhouseCoopers LLP (1988-
  Age, 37             1997).

 Sharon Kanovsky      Vice President, Deutsche Asset Management            0
  Assistant Treasurer (2000 to present); Senior Manager,
  Age, 36             PricewaterhouseCoopers LLP (1986-2000).

                      Vice President, Deutsche Asset Management            0
 Fran Pollack-Matz    (formerly BT Alex. Brown Inc.) (1998 to
  Secretary           present); Senior Attorney, Securities and
  Age, 39             Exchange Commission (1992 to 1998)

--------
  (1) Shows all shares of the Fund's common stock owned on February 23, 2001 beneficially, directly or indirectly. Such ownership includes voting and investment control. This information, not being within the knowledge of the Fund, has been furnished by each of the officers.

                                  Proposal 2

                         RATIFICATION OF SELECTION OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  Pursuant to the Investment Company Act, at a meeting on February 14, 2001 called for such purpose, the Board of Directors of the Fund, including all of the "Disinterested Directors', unanimously selected KPMG LLP as independent certified public accountants for the Fund for the fiscal year ending December 31, 2001. The Fund has been advised that KPMG LLP does not have any direct or material indirect financial interest in the Fund, nor has it had any connection during the past three years with the Fund in the capacity of promoter, underwriter, director, officer or employee.

  Audit services performed by KPMG LLP for the Fund during the fiscal year ended December 31, 2000 consisted of the examination of the financial statements of the Fund, consultation on financial accounting and reporting matters, review and consultation regarding various filings with the Securities and Exchange Commission, including examination of answers to certain items in the Fund's Annual Report filed with the Securities and Exchange Commission.

  Representatives of KPMG LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available by telephone should any matter arise requiring their presence.

Audit Fees

  The aggregate fees billed for professional services rendered by KPMG LLP for its audit of the Fund's annual financial statements for the year ended December 31, 2000 contained in the annual report filed by the Fund amounted to $24,500.

Financial Information Systems Design and Implementation

  KPMG LLP did not provide any financial systems design or implementation services during the year.

All Other Audit Fees

  The aggregate fees billed for all services rendered by KPMG LLP to the Fund, its investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides services to the Fund other than the audit fees described above during the year ended December 31, 2000 amounted to $33,300.

Report of the Audit Committee

  In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent public accountants a formal written statement describing all relationships between the accountants and the Fund, its investment adviser and affiliates that might bear on the accountants' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee'. The Audit Committee discussed with the accountants any relationships that may impact their objectivity and independence and considered whether KPMG's provision of non-audit-related services was compatible with maintaining the independence of KPMG LLP. The Audit Committee also discussed and reviewed with the accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees', and discussed and reviewed the results of the accountants' examination of the financial results for the year ended December 31, 2000. The Audit Committee has reviewed and discussed the audited financial statements with Fund management.

  Based upon the above mentioned review and discussions with Fund management, the Audit Committee concluded that KPMG's provision of non-audit-related services was compatible with maintaining the accountants' independence. The Audit Committee recommended to the Board that the Fund's audited financial statements be included in its Annual Report for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission. The members of the Audit Committee, Messrs. Greeley, Incandela and Wood (Chairman), unanimously recommended the reappointment of the independent public accountants and the Board concurred in such recommendation.

Vote Required

  The approval of Proposal 2 requires the affirmative vote of a majority of the votes cast.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.

                               OTHER INFORMATION

  As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that are to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is intended that the accompanying proxy will be voted thereon in discretion of the persons named as proxies.

  The Fund's Second Amended and Restated Bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, notice must generally be given in writing to the Secretary of the Fund at the principal executive office of the Fund not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2002 Annual Meeting must be received by the Secretary after the close of business on November 26, 2001, and prior to the close of business on December 26, 2001. Proposals should be mailed to the Fund, to the attention of the Fund's Secretary, Fran Pollack-Matz, One South Street, Baltimore, Maryland 21202. A copy of the Bylaws may be obtained from Fran Pollack-Matz, the Fund's Secretary, by written request to the same address.

  In addition, if you wish to have your proposal considered for inclusion in the Fund's 2002 Proxy Statement, we must receive it on or before November 26, 2001.

                       PROXIES AND VOTING AT THE MEETING

  Stockholders who execute proxies may revoke them at any time before they are exercised by written notice to the Secretary of the Fund or by casting a vote in person at the meeting. Unless revoked all valid proxies received prior to the meeting, or any adjournment or postponement thereof, will be voted at the meeting. Matters on which a choice has been provided will be voted as indicated on the proxy card, and, if no instruction is given, the persons named as proxies will vote the shares represented thereby for the election of Messrs. Wood and Bradshaw as directors as set forth in Proposal 1, for the ratification of KPMG LLP as the Fund's independent certified public accountants as set forth in Proposal 2 and will use their discretion in connection with the transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

  In the event that a quorum is not present in person at the Meeting, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of either of Proposals 1 or 2 have not been received, the persons named as proxies may propose one or more postponements of the meeting to permit further solicitation of proxies with respect to those proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the adjournment. In such case, the proxy holders will vote in favor of such adjournment all proxies which they are instructed to vote for the proposal and will vote against the adjournment all proxies which they are instructed to vote against the proposal. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

  Shares of the Fund represented in person or by proxy at the Meeting will be counted for purposes of determining whether a quorum is present at the meeting. Abstentions will be treated as shares that are present and entitled to vote with respect to either proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal has no effect on Proposal 1 or Proposal 2.

                                    GENERAL

  The Fund will pay the cost of preparing, assembling and mailing the material in connection with solicitation of proxies, and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy material to beneficial holders. In addition to the solicitation by use of the mails, certain officers and employees of the Fund or outside solicitors may solicit the return of proxies personally or by telephone or telegraph.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                                                        The SMALLCap Fund, Inc.

                                                                     Appendix A
                            AUDIT COMMITTEE CHARTER

                          The SMALLCap Fund, Inc.(TM)
                (formerly Morgan Grenfell SMALLCap Fund, Inc.)

  I. Composition of the Audit Committee: The Audit Committee of The SMALLCap Fund, Inc.(TM) ("Fund') shall be comprised of at least three directors, each of whom shall have no relationship to the Fund or any of its investment advisers, administrators, or custodian that may interfere with the exercise of his or her independence from management and the Fund and, as to his or her relationship to the Fund, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. Copies of the relevant requirements are attached hereto.

  II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

    1. in its oversight of the Fund's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Fund;

    2. in its oversight of the Fund's financial statements and the independent audit thereof;

    3. in selecting (or nominating the outside auditors to be proposed for stockholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

    4. in evaluating the independence of the outside auditors.

  The function of the Audit Committee is oversight. Management of the Fund, including the service providers so contractually obligated, are responsible for the preparation, presentation and integrity of the Fund's financial statements. Management and the applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work' or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on [i] the integrity of those persons and organizations within and outside the Fund that it receives information from and [ii] the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

  The outside auditors for the Fund are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors.

  The outside auditors shall submit to the Fund annually a formal written statement delineating all relationships between the outside auditors and the Fund ("Statement of Independence'), addressing at least the matters set forth in Independence Standards Board No. 1. Such statement shall also delineate any professional, tax or consulting services to the investment adviser, administrator or custodian.

  III. Meetings of the Audit Committee: The Audit Committee shall meet two times annually, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and periodic performance results. In addition, the Audit Committee shall meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee believes should be discussed privately. The Audit Committee may request any officer of the Fund or any outside service provider, outside counsel to the Fund or the Fund's independent directors or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

  IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

    1. with respect to the outside auditor,

      [i] to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

      [ii] to review the fees charged by the outside auditors for audit and non-audit services;

      [iii] to ensure that the outside auditors prepare and deliver annually a Statement of Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Fund's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence; and

      [iv] to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee.

    2. with respect to financial reporting principles and policies related to controls and procedures,

      [i] to advise management and the outside auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

      [ii] to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (Statement on Auditing Standards as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

      -- deficiencies noted in the audit regarding the design or operation of related controls;

      -- consideration of fraud in a financial statement audit;

      -- detection of illegal acts;

      -- the outside auditor's responsibility under generally accepted accounting standards;

      -- significant accounting policies;

      -- management judgments and accounting estimates;

      -- adjustments arising from the audit;

      -- the responsibility of the outside auditor for other information in documents containing audited financial statements;

      -- disagreements with management;

      -- consultation by management with other accountants;

      -- major issues discussed with management prior to retention of the outside auditor;

      -- difficulties encountered with management in performing the audit; and

      -- the outside auditor's judgements about the quality of the Fund's accounting principles.

      [iii] to meet with management and/or the outside auditors:

      --  to discuss the scope of the annual audit;

      --  to discuss the audited financial statements;

      -- to discuss any significant matters arising from any audit or report or communications referred to in item 2[ii] above, whether raised by management or the outside auditors, relating to the Fund's financial statements;

      -- to review the form of opinion the outside auditors propose to render to the Board of Directors and stockholders;

      -- to discuss allocations of expenses between the Fund and other entities;

      -- to discuss the Fund's compliance with subchapter M of the Internal Revenue Code of 1986, as amended;

      -- to discuss with management and the outside auditors their respective procedures to assess the representatives of securities prices provided by external pricing services;

      -- to discuss with outside auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to such procedures and adequacy of supporting documentation;

      -- to discuss significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

      -- to discuss with the Fund's legal advisor's any significant legal matters that may have a material effect on the financial statements; and

    3. with respect to reporting, recommendations and other matters,

      [i] to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement;

      [ii] to review this Charter at least annually and recommend any changes to the full Board of Directors; and

      [iii] to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary and appropriate.

  V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain outside counsel and other experts or consultants.

                             The SMALLCap Fund, Inc.
                                One South Street
                            Baltimore, Maryland 21202

                  ANNUAL MEETING OF STOCKHOLDERS APRIL 26, 2001

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned stockholder of The SMALLCap Fund, Inc., a Maryland corporation (the 'Fund'), hereby appoints Fran Pollack-Matz and Edward J. Veilleux, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders (the 'Meeting') of the Fund to be held at the Grand Hyatt, Park Avenue at Grand Central Station, East 42nd Street, New York, New York 10017 on Thursday, April 26, 2001 at 9:30 a.m. (Eastern Time) and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

         The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast 'for' the nominees for director and 'for' each of the other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

         The Board of Directors of the Fund knows of no reason why either Richard D. Wood or Ralph W. Bradshaw would be unable to serve. However, if either Richard D. Wood or Ralph W. Bradshaw should be unable to serve, the proxies received will be voted for any other person designed to replace either nominee by the Board of Directors.

(Continued, and to be dated and signed on the other side.)



1. [ ] To elect Richard D. Wood and Ralph W. Bradshaw to the Fund's Board of Directors, both to serve until the Fund's Annual Meeting in 2004 and until each of their successors are duly elected and qualify.


           [ ] Withhold authority for the nominees named above.

           [ ] Exceptions (as noted to the contrary below.)

           Exceptions:_____________________________________________________

2. Ratification of the selection of KPMG LLP as Independent Certified Public Accountants for the fiscal year ending December 31, 2001.


      [  ] FOR           [  ] AGAINST         [  ]  ABSTAIN




3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

[  ]  CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON




                                   Please sign exactly as your name or names appear in the box on the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Dated:______________________2001

                                   --------------------------------

                                   --------------------------------
                                   (Signature(s) of Stockholder(s))